United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024 (April 1, 2024)

ATLANTIC UNION BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4300 Cox Road
Glen Allen, Virginia 23060
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On April 1, 2024, Atlantic Union Bankshares Corporation (“Atlantic Union”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that Atlantic Union had completed its merger with American National Bankshares Inc. (“American National”), pursuant to the Agreement and Plan of Merger, dated as of July 24, 2023, by and between Atlantic Union and American National.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Initial Filing solely to include the historical financial statements of American National and the pro forma financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Filing otherwise remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The audited financial statements of American National as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Atlantic Union and American National as of December 31, 2023, and the unaudited pro forma condensed combined statement of income of Atlantic Union and American National for the year ended December 31, 2023, and the related notes to the unaudited pro forma condensed combined financial information, are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Yount, Hyde & Barbour, P.C.
99.1	Audited consolidated financial statements of American National as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023
99.2	Unaudited pro forma condensed combined financial statements of Atlantic Union and American National as of and for the year ended December 31, 2023
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: April 18, 2024	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer